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                                                                      Exhibit 21


                           SEABULK INTERNATIONAL, INC.

                              LIST OF SUBSIDIARIES


ANGOLA

ANGOBULK SARL

(NOTE: JOINT VENTURE BETWEEN SEABULK GIANT, INC. AND ANGOLA DRILLING
       COMPANY SARL)

ARGENTINA

MARANTA S.A.

BRAZIL

SEABULK OFFSHORE DO BRASIL LTDA.

BRITISH VIRGIN ISLANDS

MODANT HERON LIMITED
MODANT JASPER LIMITED
MODANT LINCOLN LIMITED
MODANT MALLARD LIMITED
MODANT SWIFT LIMITED
(NOTE: JOINT VENTURE COMPANIES.  SEABULK OWNS 20%)

EQUATORIAL GUINEA

SEABULK OFFSHORE EQUATORIAL GUINEA, S.L.

LIBERIA

OFFSHORE MARINE MANAGEMENT INTERNATIONAL, INC.
SEABULK AFRICA, INC.
SEABULK ARIZONA, INC.
SEABULK GLOBAL CARRIERS, INC.
SEABULK GLOBAL TRANSPORT, INC.
SEABULK OVERSEAS TRANSPORT, INC.




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MARSHALL ISLANDS

OPERATING COMPANIES

1.       SEABULK OFFSHORE GLOBAL HOLDINGS, INC.,
2.       SEABULK OFFSHORE HOLDINGS, INC.
3.       SEABULK COMMAND, INC.
4.       SEABULK CONDOR, INC.
5.       SEABULK DANAH, INC.
6.       SEABULK EAGLE II, INC.
7.       SEABULK E.G. HOLDINGS, INC. (f/k/a SEABULK PENNY, INC.)
8.       SEABULK GIANT, INC.
9.       SEABULK HERON, INC.
10.      SEABULK JASPER, INC.
11.      SEABULK LINCOLN, INC.
12.      SEABULK MALLARD, INC.
13.      SEABULK MASTER, INC.
14.      SEABULK SWIFT, INC.

VESSEL OWNING COMPANIES

1.       SEABULK ALKATAR, INC.
2.       SEABULK AIRES II, INC.
3.       SEABULK BETSY, INC.
4.       SEABULK CAPRICORN, INC.
5.       SEABULK CAROL, INC.
6.       SEABULK CLIPPER, INC.
7.       SEABULK COOT I, INC.
8.       SEABULK COOT II, INC.
9.       SEABULK CORMORANT, INC.
10.      SEABULK CYGNET I, INC.
11.      SEABULK CYGNET II, INC.
12.      SEABULK DEFENDER, INC.
13.      SEABULK DUKE, INC.
14.      SEABULK EMERALD, INC.
15.      SEABULK EXPLORER, INC.
16.      SEABULK FALCON II, INC.
17.      SEABULK FREEDOM, INC.
18.      SEABULK GANNETT II, INC.
19.      SEABULK GREBE, INC.
20.      SEABULK HABARA, INC.
21.      SEABULK HAWAII, INC.
22.      SEABULK HAWK, INC.
23.      SEABULK HERCULES, INC.
24.      SEABULK HORIZON, INC.
25.      SEABULK JEBEL ALI, INC.
26.      SEABULK KESTREL, INC.
27.      SEABULK LAKE EXPRESS, INC.
28.      SEABULK MAINTAINER, INC.
29.      SEABULK MARLENE, INC.
30.      SEABULK MARTIN I, INC.
31.      SEABULK MARTIN II, INC.



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32.      SEABULK MERLIN, INC.
33.      SEABULK NEPTUNE, INC.
34.      SEABULK NYON, INC. (f/k/a SEABULK TREASURE ISLAND, INC.)
35.      SEABULK OSPREY, INC.
36.      SEABULK PENGUIN I, INC.
37.      SEABULK PENGUIN II, INC.
38.      SEABULK PERSISTENCE, INC.
39.      SEABULK PETREL, INC.
40.      SEABULK PLOVER, INC.
41.      SEABULK RAVEN, INC.
42.      SEABULK SAPPHIRE, INC.
43.      SEABULK SARA, INC.
44.      SEABULK SERVICE, INC.
45.      SEABULK SOUTH ATLANTIC, INC. (f/k/a SEABULK TITAN, INC.)
46.      SEABULK TENDER, INC.
47.      SEABULK TIMS I, INC
48.      SEABULK TOOTA, INC.
49.      SEABULK TOUCAN, INC.
50.      SEABULK VERITAS, INC.


MEXICO

SEABULK OFFSHORE DE MEXICO, S.A. DE C.V.

NIGERIA

SEABULK OFFSHORE OPERATORS NIGERIA LIMITED
MODANT SEABULK NIGERIA LIMITED
 (NOTE:  JOINT VENTURE COMPANY. SEABULK OWNS 40%)

SWITZERLAND

SEABULK OFFSHORE S. A.

TRINIDAD & TOBAGO

SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED

UNITED ARAB EMIRATES

SEABULK OFFSHORE DUBAI, L.L.C.

UNITED KINGDOM

SEABULK OFFSHORE U.K. LIMITED


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UNITED STATES

1.       DELAWARE TANKER HOLDING I INC. (DELAWARE)
2.       DELAWARE TANKER HOLDING II INC. (DELAWARE)
3.       DELAWARE TANKER HOLDING III INC. (DELAWARE)
4.       DELAWARE TANKER HOLDING IV INC. (DELAWARE)
5.       DELAWARE TANKER HOLDING V INC. (DELAWARE)
6.       KINSMAN LINES, INC. (DELAWARE)
7.       LIGHTSHIP LIMITED PARTNER HOLDINGS, LLC (DELAWARE)
8.       LIGHTSHIP PARTNERS, L.P. (DELAWARE)
9.       LIGHTSHIP TANKER HOLDINGS, LLC (DELAWARE)
10.      LIGHTSHIP TANKERS I LLC (DELAWARE)
11.      LIGHTSHIP TANKERS II LLC (DELAWARE)
12.      LIGHTSHIP TANKERS III LLC (DELAWARE)
13.      LIGHTSHIP TANKERS IV LLC (DELAWARE)
14.      LIGHTSHIP TANKERS V LLC (DELAWARE)
15.      LONE STAR MARINE SERVICES, INC. (FLORIDA)
16.      SEABULK AMERICA PARTNERSHIP LTD. (FLORIDA)
17.      SEABULK ARIZONA USA, INC. (FLORIDA)
18.      SEABULK ENERGY CARRIERS INC. (FLORIDA)
19.      SEABULK ENERGY TRANSPORT, INC. (FLORIDA)
20.      SEABULK MARINE INTERNATIONAL INC. (FLORIDA)
21.      SEABULK OCEAN SYSTEMS CORPORATION (FLORIDA)
22.      SEABULK OCEAN SYSTEMS HOLDING CORPORATION (FLORIDA)
23.      SEABULK OCEAN TRANSPORT, INC. (FLORIDA)
24.      SEABULK OFFSHORE LTD. (FLORIDA)
25.      SEABULK OFFSHORE ABU DHABI INC. (FLORIDA)
26.      SEABULK OFFSHORE DUBAI INC. (FLORIDA)
27.      SEABULK OFFSHORE INTERNATIONAL INC. (FLORIDA)
28.      SEABULK OFFSHORE OPERATORS INC. (FLORIDA)
29.      SEABULK OPERATORS INC. (FLORIDA)
30.      SEABULK PETROLEUM TRANSPORT, INC. (FLORIDA)
31.      SEABULK TANKERS INC. (F/K/A OSTC) (DELAWARE)
32.      SEABULK TANKERS LTD. (FLORIDA)
33.      SEABULK TOWING INC. (DELAWARE)
34.      SEABULK TOWING SERVICES INC. (FLORIDA)
35.      SEABULK TRANSMARINE II INC. (FLORIDA)
36.      SEABULK TRANSMARINE PARTNERSHIP LTD. (FLORIDA)
37.      SEABULK TRANSPORT INC. (FLORIDA)
38.      SEABULK MARINE SERVICES INC. (FLORIDA)